U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       February 28, 2002
(Unaudited)


                    PRINCIPAL
                     AMOUNT
ISSUER           (000'S OMITTED)      VALUE
-----------------------------------------------
U.S. TREASURY BILLS -- 100.0%
-----------------------------------------------
United States Treasury Bill,
  due 3/07/02       $179,861      $179,811,254
  due 3/14/02        171,174       171,069,583
  due 3/21/02        328,412       328,111,074
  due 4/04/02        224,430       224,018,081
  due 5/09/02        115,102       114,728,062
  due 5/16/02        177,546       176,896,507
  due 5/23/02        225,000       224,072,014
  due 6/13/02        121,241       120,633,731
  due 6/27/02         78,000        77,537,932
  due 8/22/02         50,000        49,558,958
  due 8/29/02         85,000        84,206,688
                                 -------------
                                 1,750,643,884
                                 -------------

TOTAL INVESTMENTS,
  AT AMORTIZED COST    100.0%    1,750,643,884
OTHER ASSETS,
  LESS LIABILITIES       0.0          (187,000)
                    --------     -------------
NET ASSETS             100.0%   $1,750,456,884
                    ========    ==============


See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                          $1,750,643,884
--------------------------------------------------------------------------------
LIABILITIES:
Payable to custodian                                                      23,185
Management fees payable (Note 2)                                          17,907
Accrued expenses and other liabilities                                   145,908
--------------------------------------------------------------------------------

  Total liabilities                                                      187,000
--------------------------------------------------------------------------------
NET ASSETS                                                        $1,750,456,884
================================================================================

REPRESENTED BY:
Paid-in capital for beneficial interests                          $1,750,456,884
================================================================================



U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (Unaudited)
================================================================================

INVESTMENT INCOME (Note 1B)                                          $20,612,281

EXPENSES:
Investment Advisory fees (Note 2)                     $ 816,651
Management fees (Note 2)                                452,188
Custody and fund accounting fees                        281,122
Administrative fees (Note 2B)                           272,217
Legal fees                                               17,001
Audit fees                                               10,200
Trustees' fees                                            6,863
Miscellaneous                                            40,666
--------------------------------------------------------------------------------

  Total expenses                                        1,896,908
Less: aggregate amounts waived by Investment
  Adviser, Manager and Administrator (Note 2)        (1,051,157)
Less: fees paid indirectly (Note 1D)                         (5)
--------------------------------------------------------------------------------

  Net expenses                                                           845,746
--------------------------------------------------------------------------------

Net investment income                                                $19,766,535
================================================================================


See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                            SIX MONTHS ENDED
                                            FEBRUARY 28, 2002       YEAR ENDED
                                               (Unaudited)       AUGUST 31, 2001
================================================================================
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                        $    19,766,535    $    77,442,205
--------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from contributions                    3,645,383,552      5,642,383,142
Value of withdrawals                          (3,301,864,138)    (5,657,342,700)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets
from capital transactions                        343,519,414        (14,959,558)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                       363,285,949         62,482,647
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                            1,387,170,935      1,324,688,288
--------------------------------------------------------------------------------

End of period                                $ 1,750,456,884    $ 1,387,170,935
================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                      SIX MONTHS ENDED                                       YEAR ENDED AUGUST 31,
                      FEBRUARY 28, 2002            ----------------------------------------------------------------------------
                          (Unaudited)                 2001             2000             1999             1998           1997
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
(000's omitted)                  $1,750,457        $1,387,171       $1,324,688       $1,188,627       $  911,845     $  907,910
Ratio of expenses to
average net assets                    0.10%*            0.10%            0.10%            0.10%            0.10%          0.10%
Ratio of net investment
  income to average net assets        2.34%*            5.13%            5.41%            4.55%            5.14%          5.15%

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:

RATIOS:
Expenses to average net assets        0.23%*            0.23%            0.23%            0.23%            0.23%          0.24%
Net investment income to
average net assets                    2.21%*            5.00%            5.28%            4.42%            5.01%          5.01%
================================================================================================================================

*  Annualized

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the "Manager") acts as the Investment Adviser and Administrator.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     B. INVESTMENT INCOME AND EXPENSES Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

     C. FEDERAL INCOME TAXES The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. FEES PAID INDIRECTLY The Portfolio's custodian calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY/ADMINISTRATIVE/MANAGEMENT FEES The investment advisory fees paid to the Manager, as compensation for overall investment management services, amounted to $816,651, of which $420,948 was voluntarily waived for the period from September 1, 2001 through December 31, 2001. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

     Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, were computed at the annual rate of 0.05% of the Fund's average daily net assets. The administrative fees amounted to $272,217, all of which

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

was voluntarily waived for the period from September 1, 2001 through December 31, 2001. On December 31, 2001, the Fund terminated its administrative services and investment advisory agreements and implemented a management agreement. The management fees paid to the Manager amounted to $452,188, of which $357,992 was voluntarily waived for the period January 1, 2002 to February 28, 2002. The new management fees are computed at an annual rate of 0.15% of the Fund's average daily net assets. The fund pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Manager or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $7,598,161,547 and $7,234,870,429, respectively, for the six months ended February 28, 2002.

4. LINE OF CREDIT The Portfolio, along with other funds in the fund family, entered into an agreement with a bank which allows the funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended February 28, 2002, the commitment fee allocated to the Portfolio was $1,296. Since the line of credit was established, there have been no borrowings.


16